SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO. ____)

Filed by the Registrant                                [X]
Filed by a Party other than the Registrant             [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY
    (AS PERMITTED BY RULE 14A-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-12

                         LAZARD RETIREMENT SERIES, INC.
     ----------------------------------------------------------------------
                  (Name of Registrant as Specified in Charter)

     ----------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     (1) Title of each class of securities to which transaction applies: _______
     (2) Aggregate number of securities to which transaction applies:    _______
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         pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): ______________________________________________________
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[ ] Fee previously paid with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
     (1) Amount previously paid:_____________________________
     (2) Form, schedule or registration statement no.:_______
     (3) Filing party:_______________________________________
     (4) Date filed:  _______________________________________

                         LAZARD RETIREMENT SERIES, INC.
                              30 ROCKEFELLER PLAZA
                            NEW YORK, NEW YORK 10112

                                                                   June 17, 2005

Dear Shareholder:

     You are cordially invited to attend the Special Meeting of Shareholders of Lazard Retirement Series, Inc. (the "Fund"), to be held at 30 Rockefeller Plaza, 58th Floor, New York, New York 10112, on Thursday, August 11, 2005, at 3:00 p.m. In addition to voting on the proposals described in the Notice of Special Meeting of Shareholders, you will have an opportunity to hear a report on each of the investment portfolios of the Fund and to discuss other matters of interest to you as a shareholder.

     Whether or not you plan to attend, please complete, date, sign and mail the enclosed proxy card to assure that your shares are represented at the meeting.

                                                        Sincerely,

                                                        Charles Carroll
                                                        President

                         LAZARD RETIREMENT SERIES, INC.
                              30 ROCKEFELLER PLAZA
                            NEW YORK, NEW YORK 10112

          -----------------------------------------------------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON AUGUST 11, 2005

          -----------------------------------------------------------

     A Special Meeting of Shareholders (the "Special Meeting") of Lazard Retirement Series, Inc. (the "Fund"), a Maryland corporation, will be held at 30 Rockefeller Plaza, 58th Floor, New York, New York 10112, on Thursday, August 11, 2005, at 3:00 p.m., to consider and act upon the following proposals:

      1. To approve an Investment Management Agreement with Lazard Asset Management LLC;

      2. To elect each of Mr. Charles Carroll and Mr. Robert M. Solmson as a Fund Director, each to serve for an indefinite term and until his successor is duly elected and qualified; and

      3. To transact such other business as may properly come before the Special Meeting and any adjournment thereof.

     The close of business on June 10, 2005 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting and any adjournment thereof.

     The investment portfolios of the Fund are available exclusively as funding vehicles for variable annuity contracts or variable life insurance policies offered through life insurance company separate accounts. INDIVIDUAL CONTRACT OWNERS ARE NOT THE SHAREHOLDERS OF THE FUND'S INVESTMENT PORTFOLIOS. Rather, the insurance companies and their separate accounts are the shareholders. To be consistent with Securities and Exchange Commission interpretations of voting requirements, each insurance company will offer contract owners the opportunity to instruct it as to how it should vote shares held by it and the separate accounts on the proposals to be considered at the Special Meeting.

     YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE PORTFOLIOS OF THE FUND. Please vote by mail, by telephone or through the Internet. Proxies may be voted (1) by completing, signing and dating and returning the enclosed proxy card(s); (2) by calling 1-877-PRX-VOTE at any time; or (3) through the Internet using the Internet address located on your proxy card(s). You are encouraged to vote by telephone or through the Internet using the Control Number that appears on your proxy card. Whichever voting method you choose, please take the time to read the Proxy Statement before you vote. If you have any questions regarding the Proxy Statement, please call D.F. King & Co., Inc., the Fund's proxy solicitor, at 1-888-605-1958.

                                              By Order of the Board of Directors

                                              Nathan A. Paul
                                              Secretary
June 17, 2005
New York, New York

                         LAZARD RETIREMENT SERIES, INC.
                              30 ROCKEFELLER PLAZA
                            NEW YORK, NEW YORK 10112

          -----------------------------------------------------------

                                 PROXY STATEMENT
                         SPECIAL MEETING OF SHAREHOLDERS
                                 AUGUST 11, 2005

          -----------------------------------------------------------


       This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Lazard Retirement Series, Inc. (the "Fund"), a Maryland corporation, for use at the Fund's Special Meeting of Shareholders (the "Special Meeting") to be held at 30 Rockefeller Plaza, 58th Floor, New York, New York 10112, on Thursday, August 11, 2005, at 3:00 p.m., and at any and all adjournments thereof, for the purposes set forth in the accompanying Notice of Special Meeting dated June 17, 2005. The Fund is an open-end investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), consisting of the following investment portfolios (each, a "Portfolio"):

                       Lazard Retirement Equity Portfolio
                      Lazard Retirement Small Cap Portfolio
                Lazard Retirement International Equity Portfolio
                  Lazard Retirement Emerging Markets Portfolio

       The following table summarizes the voting requirements for the proposals:

                                    Shareholders Entitled                Vote Required                          Page
Proposal                            to Vote                              for Approval                          Number
-------------------------           ---------------------                -------------                         ------
1. Approval of Investment           Shareholders of each                 Approved by a "majority                  3
   Management                       Portfolio vote separately            of the outstanding
   Agreement                                                             voting securities" (defined
                                                                         below) of the Portfolio

2. Election of Directors            Shareholders of all                  Each nominee must be                    11
                                    Portfolios of the Fund vote          elected by a plurality of
                                    together as a single class           the shares of the Fund
                                                                         voting at the Special Meeting

       The Board of Directors has fixed the close of business on June 10, 2005 as the record date (the "Record Date") for the determination of shareholders entitled to notice of and to vote at the Special Meeting. Shareholders are entitled to one vote for each Portfolio share held and fractional votes for each fractional Portfolio share held. In addition to electing the Board of Directors of the Fund, shareholders may vote only on the approval of the Investment Management Agreement with respect to the Portfolio(s) of which they are shareholders.

       The Portfolios of the Fund are available exclusively as funding vehicles for variable annuity contracts or variable life insurance policies offered through life insurance company separate accounts. INDIVIDUAL CONTRACT OWNERS ARE NOT THE SHAREHOLDERS OF THE FUND'S PORTFOLIOS. RATHER, THE INSURANCE COMPANIES AND THEIR SEPARATE ACCOUNTS ARE THE

SHAREHOLDERS. To be consistent with Securities and Exchange Commission ("SEC") interpretations of voting requirements, each insurance company will offer contract owners the opportunity to instruct it as to how it should vote shares held by it and the separate accounts on the proposals to be considered at the Special Meeting. Therefore, this Proxy Statement is provided to contract owners entitled to give voting instructions regarding the Fund's Portfolios. This Proxy Statement, the Notice of Special Meeting and the voting instruction form are expected to be sent to contract owners on or about June 17, 2005.

       If the accompanying form of proxy is properly executed and returned in time to be voted at the Special Meeting, the shares covered thereby will be voted in accordance with the instructions marked thereon. Executed and returned proxies that are unmarked will be voted FOR the proposals and in the discretion of the persons named as proxies in connection with any other matter which may properly come before the Special Meeting or any adjournment thereof. The Board of Directors does not know of any matters to be considered at the Special Meeting other than the matters described in the Notice of Special Meeting and this Proxy Statement. A shareholder may revoke his or her proxy by appearing at the Special Meeting and voting in person, or by giving written notice of such revocation to the Secretary of the Fund or by returning a later-dated proxy before the Special Meeting.


       The presence at the Special Meeting, in person or by proxy, of the holders of one-third of the shares entitled to be cast for a Portfolio (for Proposal 1) or one-third of the shares entitled to be cast for the Fund (Proposal 2) shall be necessary and sufficient to constitute a quorum for the transaction of business (a "Quorum"). If a Quorum is not present at the Special Meeting, or if a Quorum is present but sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. In determining whether to adjourn the Special Meeting, the following factors may be considered: the nature of the affected proposal(s), the percentage of votes actually cast, the percentages of favorable and negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for solicitation. Any adjournment as to a proposal will require the affirmative vote of a majority of the shares present in person or by proxy at the Special Meeting with respect to the proposal(s). Shares represented by properly executed proxies with respect to which a vote is withheld, an abstention is indicated, or a broker does not vote (collectively, "abstentions") will be treated as shares that are present and entitled to vote for purposes of determining a Quorum. Abstentions will not constitute a vote in favor of a proposal. For this reason, abstentions will have the effect of a "no" vote for the purpose of obtaining requisite approval for Proposal 1 and will not constitute a vote "for" Proposal 2.


       A "majority of the outstanding voting securities," as used above ("Majority Vote"), means the affirmative vote of the holders of (a) 67% or more of the shares of the Portfolio present, in person or by proxy, at the Special Meeting, if the holders of more than 50% of the outstanding shares are so present, or (b) more than 50% of the outstanding shares of the Portfolio, whichever is less.

       In addition to soliciting proxies by mail, D.F. King & Co., Inc., the Fund's proxy solicitor, the Fund's officers or employees of the Fund's investment adviser may solicit proxies by telephone or in person. The costs of proxy solicitation and expenses incurred in connection with preparing this Proxy Statement and its enclosures will be paid by the Fund's investment adviser.

               --------------------------------------------------

                                   PROPOSAL 1
                   APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

               --------------------------------------------------


       The Board of Directors of the Fund is seeking shareholder approval of a new Investment Management Agreement between the Fund, on behalf of the Portfolios, and Lazard Asset Management LLC ("LAM") (the "New Management Agreement"), as a result of the initial public offering of securities of a parent company of LAM and other related changes in the structure of the Lazard organization (the "Restructuring") which occurred on May 5, 2005 (the "Restructuring Date"). Shareholder APPROVAL OF THE NEW MANAGEMENT AGREEMENT IS NECESSARY FOR LAM TO CONTINUE TO SERVE AS EACH PORTFOLIO'S INVESTMENT ADVISER. Neither the Fund's nor the Portfolios' operations has changed as a result of the Restructuring. No change is anticipated in the operations of or services provided by LAM to the Portfolios as a result of the Restructuring, nor will there be any change in the portfolio managers responsible for the management of each Portfolio's investments.

       LAM is a wholly-owned subsidiary of Lazard Freres & Co. LLC ("LF&Co."), which is a wholly-owned subsidiary of Lazard Group LLC ("Lazard Group," which prior to the Restructuring was named Lazard LLC). The Restructuring involved, among other steps, creation of a new parent company structure above Lazard Group. Lazard Ltd became the parent company of Lazard Group after the Restructuring and conducted an initial public offering of its shares. To the extent that the Restructuring may have been deemed to be a technical "assignment" under the 1940 Act, the Investment Management Agreement between the Fund and LAM in effect at the time of the Restructuring would have terminated in accordance with its terms as required by the 1940 Act.

       As a result, the Board of Directors of the Fund, including the Directors who are not "interested persons" (as defined in the 1940 Act) of LAM or the Fund ("Independent Directors"), unanimously approved, and has recommended that the shareholders of the Portfolios approve, the New Management Agreement. In the event that a Portfolio does not approve the New Management Agreement, the Board will take such action, if any, as it deems to be in the best interests of the Portfolio.


       OFFICERS, DIRECTORS AND PARENT COMPANIES OF LAM. The principal executive officer of LAM is Mr. Ashish Bhutani. Mr. Bhutani, along with Messrs. Bruce J. Wasserstein and Charles G. Ward, also is a director of LAM. For a list of the officers of the Fund who also are officers of LAM, please refer to Proposal 2 below. The sole Managing Member of LAM is LF&Co. The sole member of LF&Co. is Lazard Group. The principal business address of LAM, LF&Co. and Lazard Group, and the address of each officer and director of LAM, is 30 Rockefeller Plaza, New York, New York 10112.


       Lazard Group is managed by the Lazard Group Board, which is in turn elected by Lazard Ltd as the indirect Managing Member of Lazard Group. The economic interests in Lazard Group, which are non-voting, are held by Lazard Ltd and LAZ-MD Holdings LLC ("LAZ-MD Holdings"). Lazard Ltd and LAZ-MD Holdings are "control persons" (as defined in the 1940 Act) of Lazard Group. The economic interests in Lazard Ltd are held by the public, and the voting rights in Lazard Ltd are held by the public and by LAZ-MD Holdings

(generally in a percentage equivalent to the economic interests that Lazard Ltd and LAZ-MD Holdings hold in Lazard Group). LAZ-MD Holdings is owned by current and former Managing Directors of Lazard Group (the "Working Members").

       As a result of the Restructuring, the previous holders of interests in Lazard Group, other than the Working Members whose interests are held through ownership of LAZ-MD Holdings, no longer have any interest in Lazard Group. The interests of the Working Members in LAZ-MD Holdings will, over time, become effectively exchangeable for the publicly traded shares of stock in Lazard Ltd and, as interests in LAZ-MD Holdings are exchanged, the voting power in Lazard Ltd held by LAZ-MD Holdings and the economic interest in Lazard Group held by LAZ-MD Holdings will proportionately decline, so that, upon full exchange of all LAZ-MD Holdings interests, LAZ-MD Holdings will hold no interests in either Lazard Group or Lazard Ltd.

       The principal business address of LAZ-MD Holdings is 30 Rockefeller Plaza, New York, New York 10112, and the principal business address of Lazard Ltd is Clarendon House, 2 Church Street, Hamilton HM 11, Bermuda.

       DISTRIBUTOR AND ADMINISTRATOR. State Street Bank and Trust Company, with its principal office at 225 Franklin Street, Boston, Massachusetts 02110, provides administrative services to the Portfolios. Lazard Asset Management Securities LLC ("LAM Securities"), with its principal office at 30 Rockefeller Plaza, New York, New York 10112, serves as the distributor of each Portfolio's shares.

       OTHER INFORMATION. In addition to serving as the Portfolios' investment adviser, LAM serves as sub-adviser to other funds similar in style to certain of the Portfolios. Appendix A contains more information about these funds. Appendix A also contains information about the Portfolios' payments to LAM Securities as distributor and brokerage commissions paid by certain Portfolios to LF&Co. for the fiscal year ended Decembers 31, 2004.


       Consistent with the requirements of best execution, brokerage commissions on a Portfolio's transactions may be paid to brokers in recognition of investment research and information furnished as well as for brokerage and execution services provided by such brokers. LAM may in its discretion cause the Portfolio to pay such broker-dealers a commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer adequately qualified to effect such transaction would have charged for effecting that transaction. This may be done where LAM has determined in good faith that such commission is reasonable in relation to the value of the brokerage and/or research to that particular transaction or to LAM's overall responsibilities with respect to the accounts as to which it exercises investment discretion.


INVESTMENT MANAGEMENT AGREEMENTS


       Prior to the Restructuring Date, LAM served as investment adviser to the Portfolios pursuant to an investment management agreement, dated as of January 13, 2003 (the "Previous Management Agreement"), which was subsequently re-approved on December 13, 2004 by the Board of Directors. Each Portfolio's management agreement was last approved by LAM, as the sole shareholder of the Portfolio, on April 30, 1997, in connection with the commencement of the Portfolio's operations. The Board considered the New Management Agreement on February 15, 2005 (the "February Meeting"), to become effective upon shareholder approval. In addition, to assure continuity of investment management services to the Portfolios after the Restructuring, the Fund's Board of Directors met in person on April 19, 2005 (the "April Meeting") with the purpose of considering whether it would be in the best interests of the Fund and its Portfolios and their shareholders, for the Fund, on behalf of the Portfolios, to enter into an Interim Investment Management Agreement as of the Restructuring Date (the "Interim Management Agreement"). At the February Meeting and April Meeting, and for the reasons discussed below, the Fund's Board of Directors, including all of the Independent Directors, unanimously approved, and recommended approval by shareholders of, the New Management Agreement and approved the Interim Management Agreement.


       INTERIM MANAGEMENT AGREEMENT. The Interim Management Agreement requires all advisory fees earned by LAM to be escrowed pending shareholder approval of the New Management Agreement. If the New Management Agreement is not approved with respect to a Portfolio, LAM will be entitled to receive from escrow the lesser of any costs incurred in performing the Interim Management Agreement (plus interest earned on the amount while in escrow), or the total amount in the escrow account (plus interest earned). The Interim Management Agreement provides, with respect to each Portfolio, for a termination date no greater than 150 days from the Restructuring Date, or upon approval of a New Management Agreement by the Portfolio's shareholders, whichever is shorter. The terms of the Interim Management Agreement, and the fees paid thereunder, are substantively identical in all respects to the Previous Management Agreement, except for the fee escrow and termination provisions and the time period covered by the agreements.

       TERMS OF THE NEW MANAGEMENT AGREEMENT. THE NEW MANAGEMENT AGREEMENT, AND THE FEES PAID THEREUNDER, ARE SUBSTANTIVELY IDENTICAL IN ALL RESPECTS TO THE PREVIOUS MANAGEMENT AGREEMENT, EXCEPT FOR THE TIME PERIODS COVERED BY THE AGREEMENTS.

       Pursuant to the New Management Agreement, LAM will regularly provide each Portfolio with investment research, advice and supervision and continuously furnish an investment program for each Portfolio consistent with its investment objective and policies, including the purchase, retention and disposition of securities. If approved by shareholders of the relevant Portfolio, the New Management Agreement will continue in effect for an initial term of two years. As to each Portfolio, the New Management Agreement is subject to annual approval by (i) the Fund's Board of Directors or (ii) a Majority Vote of the shareholders of the relevant Portfolio, provided that in either event the continuance also is approved by a majority of the Independent Directors of the Fund, by vote cast in person at a meeting called for the purpose of voting on such approval. As to each Portfolio, the New Management Agreement is terminable without penalty, on 60 days' notice, by the Fund's Board of Directors or by a Majority Vote of the shareholders of such Portfolio, or, upon not less than 90 days' notice, by LAM. The New Management Agreement will terminate automatically, as to the relevant Portfolio, in the event of its assignment (as defined in the 1940 Act). The New Management Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of LAM, or of reckless disregard of its obligations thereunder,

LAM shall not be liable for any action or failure to act in accordance with its duties thereunder.

       Under the terms of the New Management Agreement, LAM also pays the compensation of all personnel of the Fund, except the fees of the Independent Directors of the Fund. LAM will make available to the Portfolios such of LAM's members, officers and employees as are reasonably necessary for the operations of each Portfolio, or as may be duly elected officers or directors of the Fund. Under the New Management Agreement, LAM also pays each Portfolio's office rent and provides investment advisory research and statistical facilities and all clerical services relating to research, statistical and investment work. LAM, including its employees who serve the Portfolios, may render investment advice, management and other services to other clients.

       The New Management Agreement provides that the relevant Portfolio pays all of its expenses that are not specifically assumed by LAM. Expenses attributable to each Portfolio will be charged against the assets of that Portfolio. Other Fund expenses will be allocated among the relevant Portfolios in a manner which may, but need not, be proportionate in relation to the net assets of each Portfolio. Expenses payable by the Portfolios include, but are not limited to, brokerage and other expenses of executing portfolio transactions; legal, auditing or accounting expenses; trade association dues; taxes or governmental fees; the fees and expenses of any person providing administrative services; the fees and expenses of the custodian and transfer agent; clerical expenses of issue, redemption or repurchase of shares of the Portfolio; the expenses and fees for registering and qualifying securities for sale; the fees of Independent Directors; travel expenses of all Directors; insurance premiums; and the cost of preparing and distributing reports and notices to shareholders.

       Pursuant to the Previous Management Agreement, for the fiscal year ended December 31, 2004, the advisory fee rate for each Portfolio, the management fees payable by each Portfolio, the amounts waived and reimbursed by LAM and the net fees paid to LAM were as follows:

                           ADVISORY FEE       FEE      REDUCTION     NET FEE
PORTFOLIO                      RATE         PAYABLE      IN FEE        PAID
----------                 ------------- ------------ ------------ -------------
Retirement Equity Portfolio    .75%        $   34,831     $ 89,352   $  (54,521)
Retirement Small Cap           .75            667,426       26,295      641,131
Retirement International
  Equity Portfolio             .75          1,236,363       65,602    1,170,761
Retirement Emerging Markets
  Portfolio                   1.00            211,039      143,986       67,053

BOARD CONSIDERATION OF THE NEW MANAGEMENT AGREEMENT

       At the meeting of the Fund's Board of Directors held on February 15, 2005, the Board considered the approval of the New Management Agreement (a form of which is attached as Appendix B). The Independent Directors were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of LAM.

SERVICES PROVIDED

       The LAM representatives gave a presentation to the Board about the nature, extent and quality of services that LAM provides the Fund, including a brief discussion of LAM and its clients (of which the Lazard Funds comprised approximately $4 billion of the $76 billion of total assets under the management of LAM and its global affiliates as of March 31, 2005) and outlining LAM's global structure, including technology and operational support and expanded marketing and distribution channels, all of which provide realized benefits through investment in LAM's investment advisory business. The Directors agreed that the Fund benefits from all of the services of LAM's global platforms, and that such services would be different than those provided to a $4 billion fund complex. The LAM representatives reviewed the Fund's distribution channels and the relationships LAM has with various intermediaries and the different needs of each. The LAM representatives reviewed the asset growth or decline in each Portfolio.

       The Directors discussed the nature, extent and quality of the services provided by LAM to each Portfolio. The Directors considered the various services provided by LAM to each Portfolio and considered LAM's research and portfolio management capabilities and that LAM also provides oversight of day-to-day operations of the Fund and its Portfolios, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Directors also considered LAM's extensive administrative, accounting and compliance infrastructure.

RESTRUCTURING

       The Directors assessed the implications of the Restructuring for LAM and its ability to continue to provide services to the Fund and the Portfolios of the same scope and quality as are currently provided. In particular, the Board inquired as to the impact of the Restructuring on LAM's personnel, management, facilities and financial capabilities, and received assurances in this regard from senior management of LAM that the Restructuring would not adversely affect LAM's ability to fulfill its obligations under the New Management Agreement, and to operate its business in a manner consistent with past practices. The Board also considered that the New Management Agreement, and the fees paid thereunder, are substantively identical in all respects to the Previous Management Agreement, except for the time periods covered by the agreements.

COMPARATIVE PERFORMANCE AND FEES AND EXPENSES

       The Directors reviewed and placed significant emphasis on the relative performance and advisory fees and expense ratios for each Portfolio, including comparative information prepared by Lipper.

       PERFORMANCE. The Directors noted that the Portfolios each had achieved competitive long-term performance on a relative basis. It also was noted that each Portfolio, other than as discussed below, is generally within the median ranges of the relevant Lipper comparison group and Lipper category ranking.

       It was  noted  that  the  performance  of  Lazard  Retirement  Small  Cap
Portfolio is generally around the median ranges of the relevant comparison group, but has tended to be below in certain time periods. The LAM representatives stated that, in order to address the Portfolio's performance, LAM has changed the composition of the portfolio management team, including adding additional personnel. The LAM representatives stated that LAM believes that the Portfolio will provide satisfactory overall performance over longer periods and that the Portfolio's personnel and performance are, and would continue to be, closely monitored by LAM.

       ADVISORY FEES AND EXPENSES. The Directors also discussed the advisory fees and current expense ratios for each Portfolio, which were proposed to be the same under the New Management Agreement as under the Previous Management Agreement, and it was noted that they are generally within the median ranges of each Portfolio's comparison group and Lipper category average. The LAM representatives noted that the advisory fees for the Portfolios are competitive within each Portfolio's Lipper comparison group and that, in order to maintain such competitiveness, LAM is continuing to provide fee waivers and expense reimbursements for each Portfolio.

       An extended discussion of the fees to be charged and services to be provided under the New Management Agreement ensued. The Directors considered and evaluated the historical performance and expense ratios of the Portfolios. They agreed with LAM's characterization of the Portfolios' performance and expense ratios compared to the Portfolios' respective comparison groups, and agreed that the fees charged were reasonable in light of the services provided by LAM and the Portfolios' overall performance.

       The Directors also considered comparison groups composed solely of funds sub-advised by LAM in the same Lipper category as each Portfolio, as well as LAM's separately managed accounts with similar investment objectives, policies and strategies (for each Portfolio, collectively with such funds sub-advised by LAM, "Similar Accounts"). For each Portfolio, the Directors discussed the fee paid to LAM compared to the fee paid to LAM by Similar Accounts. For each Portfolio the Directors reviewed the nature of the Similar Accounts and the differences, from LAM's perspective, in management of the different types of Similar Accounts as compared to management of the Portfolio. The Directors considered the relevance of the fee information provided for Similar Accounts managed by LAM to evaluate the appropriateness and reasonableness of each Portfolio's advisory fees. A discussion ensued with respect to each Portfolio, as a consequence of which the Board recognized that any differences in fees paid by Similar Accounts was consistent with the differences in the services provided.

LAM PROFITABILITY AND ECONOMIES OF SCALE

       The Directors reviewed information prepared by LAM for each Portfolio concerning the costs to and profits realized by LAM and its affiliates resulting from the Previous Management Agreement, reviewing the dollar amount of expenses allocated and profit received by LAM and the method used to determine such expenses and profit. LAM representatives stated that neither LAM nor its affiliates, including LF&Co., receive any significant indirect benefits from managing the Portfolios. LAM representatives stated that LF&Co. is used for very limited brokerage purposes and that there is no ability for LAM to benefit from any money flow (float) in connection with transactions in the Portfolios' shares. The LAM representatives noted that LAM does obtain soft dollar research, as reviewed by the Board each quarter. The Directors agreed that the information provided substantiated statements of the LAM representatives.

       The LAM representatives reminded the Board that LAM is continuing to support distribution relationships through direct payments from its own resources to third parties in connection with shareholder servicing and other administrative and recordkeeping services and noted that the Fund does not bear any related costs other than the 0.25% fees pursuant to the Distribution and Servicing Plan adopted for the Portfolios.

       It was noted that for each Portfolio the profitability percentages were within ranges determined by appropriate court cases not to be so disproportionately large that they bore no reasonable relationship to the services rendered and, given the overall performance and generally superior service levels, were thought not to be excessive, and the Board concurred with this analysis.

       The Directors considered LAM's profitability with respect to each Portfolio under the Previous Management Agreement as part of their evaluation of whether the Portfolio's fee under the New Management Agreement bears a reasonable relationship to the mix of services provided by LAM, including the nature, extent and quality of such services. The Directors evaluated the costs of the services to be provided and profits to be realized by LAM and its affiliates from the relationship with the Fund in light of the relevant circumstances for each Portfolio, including the trend in asset growth or decline, the extent to which economies of scale would be realized as the Portfolio grows and whether economies of scale are shared with the Portfolio. It was noted that a discussion of economies of scale should be predicated on increasing assets and that if a Portfolio's assets had been decreasing, the extent to which LAM may have realized any economies of scale would be muted. The Directors also considered potential benefits to LAM and its affiliates from LAM acting as investment adviser to the Portfolios.

       At the conclusion of these discussions, each of the Independent Directors expressed the opinion that he had been furnished with sufficient information to make an informed business decision with respect to the approval of the New Management Agreement. Based on its discussions and considerations as described above, the Board made the following conclusions and determinations.

       o The Board concluded that the nature, extent and quality of the services provided by LAM are adequate and appropriate, especially including the benefits of advisory and research services associated with a $76 billion asset management business.

       o The Board determined that the Restructuring of LAM's parent companies would not be a detriment to LAM's ability to continue to provide services to the Fund and the Portfolios of the same scope and quality as provided under the Previous Management Agreement, and that the Restructuring would not adversely affect LAM's ability to fulfill its obligations under the New Management Agreement, and to operate its business in a manner consistent with past practices.

       o The Board was satisfied with each Portfolio's overall performance, which, except as discussed, was generally within the median ranges of the relevant comparison group and Lipper category ranking. The Board was satisfied with LAM's efforts to improve performance and monitor and resolve short-term issues with respect to Lazard Retirement Small Cap Portfolio.

       o The Board concluded that each Portfolio's fee paid to LAM, which were proposed to be the same under the New Management Agreement as under the Previous Management Agreement, was reasonable in light of comparative performance and expense and advisory fee information, costs of the services provided and profits to be realized and benefits derived or to be derived by LAM from the relationship with the Fund.

       o The Board recognized that economies of scale may be realized as the assets of the Portfolios increase. They believed, based on relatively stable profitability levels and the enhanced services and increased investment in the Fund's material business, that there was no evidence that economies of scale were not being shared. The Board determined that, to the extent that material economies of scale had not been shared with the Fund, the Board would seek to do so.

       The Board considered these conclusions and determinations and, without any one factor being dispositive, determined that approval of the New Management Agreement for the Fund was in the best interests of the Fund and its shareholders.

BOARD CONSIDERATION OF THE INTERIM MANAGEMENT AGREEMENT

       At the meeting of the Fund's Board of Directors held on April 19, 2005, the Board considered the approval of the Interim Management Agreement under conclusions and determinations substantially identical to those described above for the New Management Agreement, largely by reference to information presented and discussed at the Board meeting on February 15, 2005 supporting the same conclusions and determinations for the Interim Management Agreement. Representatives of LAM had confirmed for the Board that there had been no significant changes in referenced information, and the Board confirmed its understanding of the application of this information. Shareholders are not being asked to approve the Interim Management Agreement.

REQUIRED VOTE

       The New Management Agreement cannot be implemented, with respect to a Portfolio, unless approved at the Special Meeting, or any adjournment thereof, by a Majority Vote of the Portfolio's shareholders.

            THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT
            DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS
                OF EACH PORTFOLIO VOTE "FOR" APPROVAL OF THE NEW
                             MANAGEMENT AGREEMENT.

               --------------------------------------------------

                                   PROPOSAL 2
                              ELECTION OF DIRECTORS

               --------------------------------------------------

SUMMARY

       The Board of Directors of the Fund is composed of a single class of Directors, who each serve for an indefinite term and until a successor is duly elected and qualified. The number of Directors currently is eight. All shareholders of the Fund will vote for all the nominees for Director.

       Shareholders of the Fund are being asked to elect Messrs. Charles Carroll and Robert M. Solmson as Directors of the Fund. If elected, Messrs. Carroll and Solmson will each serve for an indefinite term, and until his successor is duly elected and qualified.

       Each of the nominees for Director is currently serving as a Director of the Fund, and each has agreed to continue to serve as a Director if elected. If either of these nominees is not available for election at the time of the Special Meeting, the persons named as proxies will vote for such substitute nominee as the Board of Directors may recommend. Each of the nominees were first nominated by the Nominating Committee of the Fund's Board of Directors. The Board of Directors of the Fund, including all of the Independent Directors, unanimously proposed all of the nominees for election at this Special Meeting.

INFORMATION ABOUT THE NOMINEES FOR DIRECTOR

       Set  forth  below  is  the  name  and  certain   biographical  and  other
information for the nominees for Director, and the other Directors, as reported to the Fund by each nominee and/or Director:

NAME (AGE)                              PRINCIPAL OCCUPATION(S)
POSITION WITH THE FUND                  DURING THE PAST                             OTHER
ADDRESS(1) (SINCE)                      FIVE YEARS                                  DIRECTORSHIPS HELD(2)
------------------------------          ---------------------------------           -----------------------------
INDEPENDENT DIRECTORS:

JOHN J. BURKE (76)                      Lawyer and Private Investor                 Director, Lazard Alternative
Director                                                                            Strategies Fund, LLC;
(April 1997)                                                                        Director, Pacific Steel &
                                                                                    Recycling; Director, Sletten
                                                                                    Construction Company;
                                                                                    Trustee Emeritus, The
                                                                                    University of Montana
                                                                                    Foundation

KENNETH S. DAVIDSON (59)                President, Davidson Capital                 Trustee, The Julliard School;
Director                                Management Corporation                      Chairman of the Board,
(April 1997)                                                                        Bridgehampton Chamber
                                                                                    Music Festival; Trustee,
                                                                                    American Friends of the
                                                                                    National Gallery/London

NAME (AGE)                              PRINCIPAL OCCUPATION(S)
POSITION WITH THE FUND                  DURING THE PAST                             OTHER
ADDRESS(1) (SINCE)                      FIVE YEARS                                  DIRECTORSHIPS HELD(2)
------------------------------          ---------------------------------           -----------------------------
WILLIAM KATZ (50)                       Retired President and Chief                 None
Director                                Executive Officer, BBDO
(April 1997)                            New York, an advertising agency;
                                        Retired Director, BBDO Worldwide

LESTER Z. LIEBERMAN (74)                Private Investor                            Chairman, Healthcare
Director                                                                            Foundation of New Jersey;
(April 1997)                                                                        Director, Cives Steel Co.;
                                                                                    Director, Northside Power
                                                                                    Transmission Co.; Advisory
                                                                                    Trustee, New Jersey Medical
                                                                                    School; Director, Public
                                                                                    Health Research Institute;
                                                                                    Trustee Emeritus, Clarkson
                                                                                    University; Council of
                                                                                    Trustees, New Jersey
                                                                                    Performing Arts Center

RICHARD REISS, JR. (61)                 Chairman, Georgica                          Director, Lazard Alternative
Director                                Advisors LLC,                               Strategies Fund, LLC;
(April 1997)                            an investment manager.                      Director, O'Charley's, Inc., a
                                                                                    restaurant chain

ROBERT M. SOLMSON (57)                  Former Chief Executive Officer              Director, Colonial
Director                                and Chairman, RFS Hotel                     Williamsburg Co.
(September 2004)                        Investors, Inc; Former Director,
                                        Morgan Keegan, Inc.; Former
                                        Director, Independent Bank,
                                        Memphis
INTERESTED DIRECTORS:(3)

NORMAN EIG (64)                         Private Investor; Senior Adviser            None
Chairman of the Board                   of LAM, from January 2005
(April 1997)                            to April 2005; Chairman of LAM,
                                        from March 2004 to January 2005;
                                        previously Co-Chief Executive
                                        Officer of LAM and Member of
                                        the Management Committee of
                                        LF& Co.

CHARLES CARROLL (44)                    Deputy Chairman and Head of                 None
Director and President                  Global Marketing of LAM
(June 2004)

-------------
(1) The address of each Director is 30 Rockefeller Plaza, New York, New York 10112.

(2) Each Director also serves as a Director of The Lazard Funds, Inc., an open-end registered management investment company (comprised of 10 portfolios) and Lazard Global Total Return and Income Fund, Inc., a closed-end registered management investment company (collectively with the Fund, the "Lazard Funds," in total comprised of 18 investment portfolios).

(3)    Mr. Carroll and Mr. Eig are "interested  persons" (as defined in the 1940
       Act) of the Fund ("Interested Directors") because of their position, or former position in the case of Mr. Eig, with LAM.

       In addition to Mr. Carroll, the Fund's other officers are Nathan A. Paul, Stephen St. Clair, Brian D. Simon, John H. Blevins, David A. Kurzweil and Cesar Trelles. Set forth below is the name and certain biographical and other information for Messrs. Paul, St. Clair, Simon, Blevins, Kurzweil and Trelles as reported by them to the Fund.

                                                                                    PRINCIPAL OCCUPATION(S)
NAME (AGE)                              POSITION HELD WITH THE FUND                 DURING THE PAST
ADDRESS(1)                              (SINCE)                                     FIVE YEARS
------------------------------          ---------------------------------           -----------------------------
NATHAN A. PAUL (32)                     Vice President and Secretary                Managing Director and
                                        (April 2002)                                General Counsel of LAM;
                                                                                    Associate at Schulte Roth &
                                                                                    Zabel LLP, a law firm, from
                                                                                    September 1997 to November
                                                                                    2000
STEPHEN ST. CLAIR (46)                  Treasurer                                   Vice President of LAM
                                        (April 2003)

BRIAN D. SIMON (42)                     Assistant Secretary                         Senior Vice President of
                                        (November 2002)                             LAM; Vice President, Law &
                                                                                    Regulation at J. & W.
                                                                                    Seligman & Co., from July
                                                                                    1999 to October 2002

JOHN H. BLEVINS (40)                    Chief Compliance Officer                    Senior Vice President and
                                        (September 2004)                            Chief Compliance Officer of
                                                                                    LAM; Director of Compliance
                                                                                    for North America, Citi Asset
                                                                                    Management Group, from
                                                                                    November 1999 to July 2000

DAVID A. KURZWEIL (30)                  Assistant Secretary                         Vice President of LAM;
                                        (April 2005)                                Associate at Kirkpatrick &
                                                                                    Lockhart LLP, a law firm,
                                                                                    from August 1999 to January
                                                                                    2003

CESAR A. TRELLES (30)                   Assistant Treasurer                         Fund Administration
                                        (December 2004)                             Manager of LAM since
                                                                                    September 2004; Manager
                                                                                    for Mutual Fund Finance
                                                                                    Group at UBS Global Asset
                                                                                    Management, from August
                                                                                    1998 to August 2004


----------------
(1) The address of each officer of the Fund is 30 Rockefeller Plaza, New York, New York 10112.

(2) Each officer serves for an indefinite term, until his successor is elected and qualified. Each officer serves in the same capacity for the Lazard Funds.

BENEFICIAL OWNERSHIP OF SHARES OF THE FUND AND THE LAZARD FUNDS

       The table below indicates the dollar range of each Director's ownership of Portfolio shares and aggregate holdings of all of the Lazard Funds, in each case as of December 31, 2004.

                                                                AGGREGATE
                             SMALL  INTERNATIONAL EMERGING    HOLDINGS OF ALL
DIRECTOR             EQUITY   CAP      EQUITY     MARKETS      LAZARD FUNDS
--------             ------  -----    --------    --------    ---------------
John J. Burke         None    None      None        None       Over $100,000
Charles Carroll       None    None      None        None           None
Kenneth S. Davidson   None    None      None        None       Over $100,000
Norman Eig            None    None      None        None       Over $100,000
William Katz          None    None      None        None           None
Lester Z. Lieberman   None    None      None        None           None
Richard Reiss, Jr.    None    None      None        None           None
Robert M. Solmson     None    None      None        None           None

       As of the Record Date, Directors and officers of the Fund, as a group, owned less than 1% of the shares of each Portfolio.

COMMITTEES OF THE BOARD OF DIRECTORS

       During the fiscal year ended December 31, 2004, the Directors of the Fund met four times. The Board of Directors has two committees, the Audit Committee and the Nominating Committee. Each committee is composed of the Fund's
Independent Directors. During the fiscal year ended December 31, 2004, each Director attended at least 75% of the aggregate of all of the meetings of the Board (held during the period he was a Director) and all meetings held by a committee of the Board on which he served (during the period that he served).

       The function of the Audit Committee is to (1) oversee the Fund's accounting and financial reporting processes and the audits of the Fund's financial statements, (2) assist in Board oversight of the quality and integrity of the Fund's financial statements and the Fund's compliance with legal and regulatory requirements relating to accounting, financial reporting, internal control over financial reporting and independent audits, (3) approve engagement of the independent registered public accounting firm and review and evaluate the qualifications, independence and performance of the independent registered public accounting firm and (4) act as a liaison between the Fund's independent registered public accounting firm and the Board. The Audit Committee met three times during the fiscal year ended December 31, 2004.

       The Nominating Committee's function is to select and nominate candidates for election to the Fund's Board of Directors. The Nominating Committee met once during the fiscal year ended December 31, 2004. The Nominating Committee will consider recommendations for nominees from shareholders sent to the Secretary of the Fund, 30 Rockefeller Plaza, New York, New York 10112, and the Nominating Committee is solely responsible for the selection of nominees to the Fund's Board of Directors. Nominations may be submitted only by a shareholder or group of shareholders (referred to in either case as a "Nominating Shareholder") that, individually or as a group, has beneficially owned the lesser of (a) 1% of the relevant Fund's outstanding shares or (b) $500,000 of the Fund's shares for at least one year prior to the date the Nominating Shareholder submits a candidate for nomination, and not more than one Director nomination may be submitted by a Nominating Shareholder each calendar year.

       In evaluating potential nominees, including any nominees recommended by shareholders, the Nominating Committee takes into consideration the factors listed in the Nominating Committee Charter, including character and integrity, business and professional experience, and whether the Nominating Committee believes that the person has the ability to apply sound and independent business judgment and would act in the interest of the Fund and its shareholders. A nomination submission must include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Directors, as well as information sufficient to evaluate the factors listed above. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Nominating Committee.

REMUNERATION OF DIRECTORS AND EXECUTIVE OFFICERS


       The executive officers of the Fund and the Interested Directors receive no direct remuneration from the Fund. The Independent Directors are compensated at the rate of $50,000 annually, plus $2,500 per Board meeting attended in person or $1,000 per Board meeting attended by telephone, and are reimbursed for actual out-of-pocket expenses relating to attendance at such meetings. The Chairman of the Audit Committee, Lester Z. Lieberman, also receives an annual fee of $5,000. No additional compensation is provided in respect of committee meetings held in conjunction with a meeting of the Board of Directors. Compensation is divided among the Lazard Funds based on relative net assets. The Directors do not receive benefits from the Fund pursuant to any pension, retirement or similar arrangement.


       The following table summarizes the compensation paid by the Fund to its Directors, and by the Lazard Funds, for the calendar year ended December 31, 2004.

                        AGGREGATE COMPENSATION     AGGREGATE COMPENSATION FROM
DIRECTOR                     FROM THE FUND              THE LAZARD FUNDS
---------              -------------------------  -----------------------------
John J. Burke                   $3,703                       $61,625
Kenneth S. Davidson             $3,703                       $61,625
William Katz                    $3,703                       $61,625
Lester Z. Lieberman             $3,817                       $63,125
Richard Reiss, Jr.              $3,703                       $61,625
Robert M. Solmson*              $1,246                       $17,908
Charles Carroll**                None                         None
Norman Eig**                     None                         None

--------------
*    Mr. Solmson was elected as a Director in September 2004.

**   Interested Director.

SHARE OWNERSHIP AND CERTAIN BENEFICIAL OWNERS

       Certain information as to the number of shares outstanding and share ownership for each of the Portfolios of the Fund is set forth on Appendix C.

REQUIRED VOTE


       A plurality of the votes of the Fund cast at a meeting at which a Quorum is present shall be sufficient to elect Directors. Accordingly, the directorships to be filled at the Special Meeting will be filled by the nominees receiving the highest number of votes. In the election of Directors, votes may be cast in favor of or withheld with respect to any or all nominees; votes that are withheld will be excluded entirely from the vote and will have no effect on the outcome of the vote.


           THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" EACH NOMINEE AS DIRECTOR.

           SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

       The 1940 Act requires that the Fund's independent registered public accounting firm be selected by a majority of the Independent Directors of the Fund. One of the purposes of the Fund's Audit Committee is to recommend to the Fund's Board the selection, retention or termination of the independent registered public accounting firm for the Fund. At a meeting held on February 24, 2004, the Audit Committee of the Fund recommended and the Fund's Board, including a majority of the Independent Directors, approved the selection of Anchin, Block & Anchin LLP ("ABA") as the Fund's independent registered public accounting firm for the fiscal year ended December 31, 2004. ABA also served as the Fund's independent registered public accounting for the Fund's fiscal year ended December 31, 2003. A representative of ABA will not be present at the Special Meeting, but will be available by telephone and will have an opportunity to make a statement (if the representative so desires) and to respond to appropriate questions.

       AUDIT FEES. The aggregate fees billed for each of the last two fiscal years, for professional services rendered by ABA for the audit of the Fund's annual financial statements, or services that are normally provided by ABA in connection with the statutory and regulatory filings or engagements in 2003 and 2004 were $79,200 and $81,900, respectively.

       AUDIT-RELATED FEES. There were no fees billed in each of the last two fiscal years by ABA to the Fund for assurance and related services that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported under "Audit Fees."

       There were no fees billed in each of the last two fiscal years for the Fund, for assurance and related services by ABA to LAM or any entity controlling, controlled by or under common control with LAM that provides ongoing services to the Fund ("Service Affiliates").

       TAX FEES. The aggregate fees billed for each of the last two fiscal years for professional services rendered by ABA to the Fund for tax compliance, tax advice and tax planning ("Tax Services") in 2003 and 2004 were $20,800 and $21,500, respectively. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

       There were no fees billed in the last two fiscal years for Tax Services by ABA to Service Affiliates.

       Certain of such services may not have been pre-approved prior to May 6, 2003, when such services were required to be pre-approved. For comparative purposes, the fees shown assume that all such services were pre-approved, including services that were not pre-approved prior to the compliance date of the pre-approval requirement.

       ALL OTHER FEES. The aggregate fees billed for each of the last two fiscal years for products and services provided by ABA, other than the services reported above, were $0 for the Fund.


       NON-AUDIT FEES. The aggregate non-audit fees billed by ABA for services rendered to the Fund in 2003 and 2004 were $20,800 and $21,500, respectively. There were no fees billed in 2003 or 2004 by ABA to Service Affiliates. On and after May 6, 2003, 100% of all services provided by ABA for the Fund were pre-approved as required. There were no services provided by ABA to the Fund that were approved pursuant to (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.


       INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM INDEPENDENCE. There were no services rendered by ABA to Service Affiliates each of the last two fiscal years for the Fund.

                                 ANNUAL REPORT

       The Fund will furnish, without charge, a copy of its Annual Report for the fiscal year ended December 31, 2004 to any shareholder upon request. Requests for the Annual Report should be made by writing to the Fund at 30 Rockefeller Plaza, New York, New York 10112 or by calling (800) 823-6300.

                    OTHER MATTERS TO COME BEFORE THE MEETING

       The Directors do not intend to present any other business at the Special Meeting nor are they aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Special Meeting, the persons named in the accompanying proxy will vote thereon in accordance with their judgment.

       Shareholders who wish to communicate with Directors should send communications to the Fund, 30 Rockefeller Plaza, New York, New York 10112, to the attention of the Fund's Secretary. The Fund's Secretary is responsible for determining, in consultation with other officers of the Fund and Fund counsel, which shareholder communications will be directed to the Director or Directors indicated in the communication.

               VOTING INFORMATION; EXPENSES OF PROXY SOLICITATION

       LAM will bear the costs of soliciting proxies. Proxies may be solicited by mail, in person or by telephone, and LAM may reimburse persons holding Portfolio shares in their name or those of their nominees for their expenses in sending soliciting materials to their principals. In addition, the Fund has engaged D.F. King & Co., Inc. to assist in the solicitation of proxies, primarily by contacting shareholders by telephone, at a cost of approximately $8,000 (plus out of pocket expenses). The total expenses of the Special Meeting, including the solicitation of proxies and the expenses incurred in connection with the preparation of the Proxy Statement are approximately $45,000.

       Authorizations to execute proxies may be obtained by telephonic or electronically transmitted instructions in accordance with procedures designed to authenticate the shareholder's identity. In all cases where a telephonic proxy is solicited (but not when you call the toll free number directly to vote or when you vote via the Internet using the Control Number that appears on your proxy card), the shareholder will be asked to provide his or her full name, address, social security number or taxpayer identification number and the number of shares owned and to confirm that the shareholder has received the Proxy Statement and proxy card(s) in the mail. Within 72 hours of receiving a shareholder's telephonic or electronically transmitted voting instructions, a confirmation will be sent to the shareholder to ensure that the vote has been taken in accordance with the shareholder's instructions and to provide a telephone number to call immediately if the shareholder's instructions are not correctly reflected in the confirmation. Any shareholder giving a proxy may revoke it at any time before its exercise by submitting a written notice of revocation or a subsequently executed proxy to the Fund, by voting by telephone or through the Internet or by attending the Special Meeting and voting in person.

       LAM has advised the Fund that it intends to vote Portfolio shares as to which it has voting power at the Special Meeting (i) in the manner instructed by its clients for whom such shares are held or (ii) if such instructions are not received or where the shares are held directly or on behalf of employees of LAM, in the same proportion as votes cast by other Portfolio shares.

       Portfolios of the Fund are available exclusively as a funding vehicle for variable annuity contracts or variable life insurance policies offered through life insurance company separate accounts. INDIVIDUAL CONTRACT OWNERS ARE NOT THE SHAREHOLDERS OF THE FUND'S PORTFOLIOS. Rather, the insurance companies and their separate accounts are the shareholders. To be consistent with Securities and Exchange Commission interpretations of voting requirements, each insurance company will offer contract owners the opportunity to instruct it as to how it should vote shares held by it and the separate accounts on the proposals to be considered at the Special Meeting.

       The Fund will advise its shareholders of the voting results of the matters voted upon at the Special Meeting in its next Report to Shareholders.

                              SHAREHOLDER PROPOSALS

       The Fund does not hold annual meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for the Fund's next shareholder meeting subsequent to this Special Meeting, if any, must submit such proposals a reasonable period of time before the Fund begins to print and mail the proxy materials for such meeting.

               NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES
                               AND THEIR NOMINEES

       Please advise the Fund, in care of D.F. King & Co., Inc. at 1-888-605-1958, whether other persons are the beneficial owners of Portfolio shares for which proxies are being solicited from you, and, if so, the number of copies of the Proxy Statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of Portfolio shares.

               IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.
            SHAREHOLDERS ARE URGED TO VOTE BY MAIL, BY TELEPHONE OR
                             THROUGH THE INTERNET.

                                             By Order of the Board of Directors

                                             Norman Eig
                                             Chairman of the Board

New York, New York
June 17, 2005

                      [This Page Intentionally Left Blank]

                                   APPENDIX A

                          ADDITIONAL INFORMATION ABOUT
                 LAZARD ASSET MANAGEMENT LLC AND ITS AFFILIATES

ADVISORY ARRANGEMENTS

       Lazard Asset Management LLC ("LAM") serves as a sub-investment adviser to the following registered investment companies (or series of registered investment companies) similar in style to certain of the Portfolios of Lazard Retirement Series, Inc. (the "Fund"). In a typical sub-advisory arrangement, LAM is supervised by a primary investment adviser who provides additional services to, and has additional responsibilities in respect of, the fund. The primary adviser typically receives an advisory fee from the fund and pays a portion of this fee to the sub-adviser. When LAM serves as a sub-adviser, LAM's fees are lower than those paid by the Portfolios because of LAM's more limited role and responsibilities with respect to sub-advised funds. LAM does not currently have any agreements to waive any of its fees in respect of the funds shown below. Where there is no sub-advised fund listed in respect of a Portfolio, LAM does not serve as a sub-adviser to funds similar in style to the Portfolio.

                                                    ASSETS AS OF
                                                  DECEMBER 31, 2004
FUND                                                  (UNAUDITED)                 FEES TO LAM
------                                           --------------------  --------------------------------------
LAZARD RETIREMENT SMALL CAP PORTFOLIO

JNL Series Trust--JNL/Lazard Small                    $219,167,906     0.50% of first $500 million in assets
Cap Value Series                                                       0.45% of assets over $500 million

LAZARD RETIREMENT INTERNATIONAL
EQUITY PORTFOLIO

American Advantage Funds--                            $588,824,845     0.50% of first $100 million in assets
International Equity Fund                                              0.325% of next $400 million
                                                                       0.20% of assets over $500 million
Hartford Fortis Series Fund, Inc.--                    $96,657,524     0.45% of first $100 million in assets
International Stock Series                                             0.375% of assets over $100 million
MEMBERS Mutual Funds--                                 $31,243,173     0.65% of first $25 million in assets
International Stock Fund:                                              0.55% of next $25 million
International Equity Portfolio                                         0.50% of assets over $50 million
Ultra Series Fund--International                       $51,654,045     0.65% of first $25 million in assets
Stock Fund--International Equity                                       0.55% of next $25 million
                                                                       0.50% of assets above $50 million

LAZARD RETIREMENT EMERGING
MARKETS PORTFOLIO

MEMBERS Mutual Funds--                                 $14,020,968     0.75% of assets
International Stock Fund:
Emerging Market Portfolio
Ultra Series Fund-International
Stock Fund--Emerging Markets                           $13,531,020     0.75% of assets

DISTRIBUTION ARRANGEMENTS

       Prior to April 1, 2004, Lazard Freres & Co. LLC ("LF&Co.") was the Fund's distributor. As of April 1, 2004, Lazard Asset Management Securities LLC ("LAM Securities") became the Fund's distributor. For the fiscal year ended December 31, 2004, the following Portfolios paid LF&Co. and LAM Securities the aggregate amounts set forth below under the Distribution and Servicing Plan adopted pursuant to Rule 12b-1 of the 1940 Act:

                                               AMOUNT PAID UNDER DISTRIBUTION
PORTFOLIO                                            AND SERVICING PLAN
----------                                  ------------------------------------
Retirement Equity Portfolio                              $  11,611
Retirement Small Cap Portfolio                             222,475
Retirement International Equity Portfolio                  412,121
Retirement Emerging Markets Portfolio                       52,760

BROKERAGE COMMISSIONS

       In connection with its portfolio securities transactions for the fiscal year ended December 31, 2004, each Portfolio indicated below paid brokerage commissions as follows:

                                                                                                     Percentage of
                                                                                  Percentage of          Total
                                                               Amount of             Total              Brokerage
                                             Total             Brokerage            Brokerage         Transactions
                                           Brokerage          Commissions         Commissions           Effected
                                          Commissions           Paid to             Paid to             Through
Portfolio                                    Paid                LF&Co.              LF&Co.              LF&Co.
----------                               --------------      --------------      --------------      --------------
Retirement Equity Portfolio                   $ 7,104               --                 --                  --
Retirement Small Cap Portfolio                389,234             $185                0.05%               0.09%
Retirement International Equity
  Portfolio                                   331,583               --                 --                  --
Retirement Emerging Markets
  Portfolio                                    60,111               --                 --                  --

                                   APPENDIX B

                         LAZARD RETIREMENT SERIES, INC.
                         INVESTMENT MANAGEMENT AGREEMENT

       Agreement, made the ___ day of __________, 2005, between Lazard Retirement Series, Inc., a Maryland corporation (the "Fund"), on behalf of the portfolios named on Schedule 1 hereto, as such Schedule may be revised from time to time (each, a "Portfolio"), and Lazard Asset Management LLC, a New York limited liability company (the "Investment Manager").

                              W I T N E S S E T H:

       WHEREAS, the Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), authorized to reclassify and issue any unissued shares to any number of additional classes or series each having its own investment objective, policies and restrictions; and

       WHEREAS, the Fund desires to retain the Investment Manager to render investment advisory services to each Portfolio and the Investment Manager is willing to render such investment advisory services;

       NOW, THEREFORE, the parties agree as follows:

       1. The Fund hereby appoints the Investment Manager to act as manager of each Portfolio for the period and on the terms set forth in this Agreement. The Investment Manager accepts such appointment and agrees to render the services herein described, for the compensation herein provided.

       2. Subject to the supervision of the Board of Directors of the Fund, the Investment Manager shall manage the investment operations of each Portfolio and the assets of each Portfolio, including the purchase, retention and disposition thereof, in accordance with the Portfolio's investment objective, policies and restrictions as stated in the Fund's Prospectus (hereinafter defined) and subject to the following understandings:

              (a) The Investment Manager shall provide supervision of each Portfolio's investments and determine from time to time what investments or securities will be purchased, retained, sold or loaned by the Portfolio, and what portion of the assets will be invested or held uninvested as cash.

              (b) The Investment Manager shall use its best judgment in the performance of its duties under this Agreement.

              (c) The Investment Manager, in the performance of its duties and obligations under this Agreement, shall act in conformity with the Articles of Incorporation, By-Laws and Prospectus of the Fund (each hereinafter defined) and with the instructions and directions of the Board of Directors of the Fund and will conform to and comply with the requirements of the 1940 Act and all other applicable federal and state laws and regulations.

              (d) The Investment Manager shall determine the securities to be purchased or sold by each Portfolio and will place orders pursuant to its determinations with or through such persons, brokers or dealers (including broker-dealers affiliated with the Investment Manager) to carry out the policy with respect to brokerage as set forth in the Fund's Prospectus or as the Fund's Board of Directors may direct from time to time. In providing a Portfolio with investment supervision, it is recognized that the Investment Manager will give primary consideration to securing the most favorable price and efficient execution.

       On occasions when the Investment Manager deems the purchase or sale of a security to be in the best interest of a Portfolio as well as other clients, the Investment Manager, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Investment Manager in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio and to such other clients.

              (e) The Investment Manager shall render to the Fund's Board of Directors such periodic and special reports with respect to each Portfolio's securities transactions as the Board may reasonably request.

              (f) The Investment Manager shall provide the Fund's custodian on each business day with information relating to all transactions concerning a Portfolio's assets.

       3. The Fund has delivered to the Investment Manager copies of each of the following documents and will deliver to it all future amendments and supplements, if any:

              (a) Articles of Incorporation of the Fund, filed with the State Department of Assessments and Taxation of Maryland (such Articles of Incorporation, as in effect on the date hereof and as amended from time to time, are herein called the "Articles of Incorporation");

              (b) By-Laws of the Fund (such By-Laws, as in effect on the date hereof and as amended from time to time, are herein called the "By-Laws");

              (c)    Resolutions   of  the  Board  of   Directors  of  the  Fund
                     authorizing the appointment of the Investment Manager and approving the form of this Agreement;

              (d) Registration Statement under the 1940 Act and the Securities Act of 1933, as amended, on Form N-1A (the "Registration Statement"), as filed with the Securities and Exchange Commission (the "Commission") relating to the Fund and shares of the Fund's Common Stock;

              (e) Notification of Registration of the Fund under the 1940 Act on Form N-8A as filed with the Commission; and

              (f) Prospectus of the Fund (such prospectus and the statement of additional information, each as currently in effect and as amended or supplemented from time to time, being herein called the "Prospectus").

       4. The Investment Manager shall authorize and permit any of the general members, officers and employees of the Investment Manager, and any of the general members, directors, officers and employees of any of its affiliates, who may be elected as Directors or officers of the Fund to serve in the capacities in which they are elected. All services to be furnished by the Investment Manager under this Agreement may be furnished through the medium of any such general members, directors, officers or employees of the Investment Manager or any of its affiliates.

       5. The Investment Manager shall keep the books and records of the Fund and the Portfolios required to be maintained by it pursuant to this Agreement and by the Fund pursuant to the 1940 Act. The Investment Manager agrees that all records which it maintains for the Fund or the Portfolios are the property of the Fund or the relevant Portfolio and it will surrender promptly to the Fund or such Portfolio any of such records upon the request of the Fund or such Portfolio. The Investment Manager further agrees to preserve such records as prescribed by Rule 31a-2 under the 1940 Act.

       6. The Investment Manager will bear all of its expenses incurred in connection with the services to be rendered by the Investment Manager to the Portfolios under this Agreement, including without limitation, the compensation of all personnel of the Fund and the Investment Manager, except the fees of Directors of the Fund who are not affiliated persons of the Investment Manager or its affiliates. The Fund or the relevant Portfolio assumes and will pay all other expenses in connection with the Fund or such Portfolio not assumed by the Investment Manager, including but not limited to:

              (a) the fees and expenses of Directors who are not affiliated persons of the Investment Manager or any of its affiliates;

              (b)    the fees and expenses of the Fund's administrator, if any;

              (c) the fees and expenses of the custodian which relate to (i) the custodial function and the recordkeeping connected therewith, (ii) the maintenance of the required accounting records of the Fund, (iii) the pricing of the shares of the Portfolio, including the cost of any pricing service or services which may be retained pursuant to the authorization of the Directors of the Fund, and (iv) for both mail and wire orders, the cashiering function in connection with the issuance and redemption of the Portfolio's securities;

              (d) the fees and expenses of the Fund's transfer agent, which may be the custodian, which relate to the maintenance of, and communications with respect to, each stockholder account;

              (e) the charges and expenses of legal counsel and independent accountants for the Fund;

              (f) brokers' commissions, any issue or transfer taxes and any other charges in connection with portfolio transactions on behalf of the Portfolio;

              (g) all taxes and corporate fees payable by the Fund or the Portfolio to federal, state or other governmental agencies, and all costs of maintaining corporate existence;

              (h) the allocable share of the fees of any trade association of which the Fund may be a member;

              (i) the cost of share certificates, if any, representing shares of the Portfolio;

              (j) the fees and expenses involved in registering and maintaining registrations of the Fund and of its shares with the Commission, and, if required, qualifying the shares of the Portfolio under state securities laws, including the preparation and printing of the Fund's registration statements and Prospectuses for filing under federal and state securities laws for such purposes;

              (k) all expenses of stockholders' and Directors' meetings and of preparing, printing and mailing Prospectuses and reports to stockholders in quantities required for distribution to the stockholders, and communications expenses with respect to individual stockholder accounts;

              (l) the cost of obtaining fidelity insurance and any liability insurance covering the Directors and officers of the Fund as such;

              (m)    litigation   and   indemnification   expenses   and   other
                     extraordinary expenses not incurred in the ordinary course of the Fund's business;

              (n) expenses of issue, repurchase or redemption of shares of the Fund;

              (o)    fees payable to the Investment Manager hereunder;

              (p)    interest expenses of the Fund; and

              (q)    all other expenses properly payable by the Fund.

       7. For the services provided to the Portfolios and the expenses assumed pursuant to this Agreement, each Portfolio will pay monthly to the Investment Manager as full compensation therefor a management fee, accrued daily, at the annual rate set forth opposite the Portfolio's name on Schedule 1 hereto.

       8. The Investment Manager shall not be liable for any error of judgment or for any loss suffered by a Portfolio in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. The federal securities laws may impose liabilities even, under certain circumstances, on persons who act in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any right which a Portfolio may have under any federal securities law.

       9. As to each Portfolio, this Agreement shall continue until the date set forth opposite such Portfolio's name on Schedule 1 hereto (the "Reapproval Date") and thereafter shall continue automatically for successive annual periods ending on the day of each year set forth opposite the Portfolio's name on
Schedule 1 hereto (the "Reapproval Day"), provided such continuance is specifically approved at least annually by (i) the Fund's Board of Directors or
(ii) vote of a majority (as defined in the 1940 Act) of such Portfolio's outstanding voting securities, provided that in either event its continuance also is approved by a majority of the Fund's Directors who are not "interested persons" (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. As to each Portfolio, this Agreement may be terminated at any time, without payment of penalty by the Portfolio, on 60 days' written notice to the Investment Manager, by vote of the Board of Directors of the Fund, or by vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of such Portfolio. This Agreement shall automatically terminate, as to the relevant Portfolio, in the event of its assignment (as defined in the 1940 Act).

       10. Nothing in this Agreement shall limit or restrict the right of any general member, officer or employee of the Investment Manager or any general member, director, officer or employee of any of its affiliates who may also be a Director, officer or employee of the Fund to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or dissimilar nature, nor limit or restrict the right of the Investment Manager to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

       11. During the term of this Agreement, the Fund agrees to furnish to the Investment Manager at its principal office all Prospectuses, proxy statements, reports to shareholders, sales literature, or other material prepared for distribution to stockholders of the Fund or the public, which refer in any way to the Investment Manager, prior to use thereof and not to use such material if the Investment Manager reasonably objects in writing within five business days (or such other time as may be mutually agreed) after receipt thereof. In the event of termination of this Agreement, the Fund will continue to furnish to the Investment Manager copies of any of the above-mentioned materials which refer in any way to the Investment Manager. The Fund shall furnish or otherwise make available to the Investment Manager such other information relating to the business affairs of the Fund as the Investment Manager at any time, or from time to time, reasonably requests in order to discharge its obligations hereunder.

       12. This Agreement may be amended by mutual consent, but the consent of the Fund must be approved in conformity with the requirements of the 1940 Act.

       13. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Investment Manager at 30 Rockefeller Plaza, New York, New York 10112, Attention: Secretary, or (2) to the Fund at 30 Rockefeller Plaza, New York, New York 10112, Attention: President.

       14. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

       IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                             LAZARD RETIREMENT SERIES, INC.

                                             By: ________________________

                                                 Name:
                                                 Title:

                                             LAZARD ASSET MANAGEMENT LLC

                                             By: ________________________

                                                 Name:
                                                 Title:

                                   SCHEDULE 1

                                               ANNUAL FEE
                                                  AS A
                                             PERCENTAGE OF
                                              AVERAGE DAILY                REAPPROVAL                  REAPPROVAL
NAME OF PORTFOLIO                              NET ASSETS                     DATE                        DAY
-----------------                            --------------             -----------------              -----------
Lazard Retirement Equity Portfolio                .75%                  December 31, 2006              December 31
Lazard Retirement U.S.
  Strategic Equity Portfolio                      .85%                  December 31, 2006              December 31
Lazard Retirement Small
  Cap Portfolio                                   .75%                  December 31, 2006              December 31
Lazard Retirement International
  Equity Portfolio                                .75%                  December 31, 2006              December 31
Lazard Retirement International
  Equity Select Portfolio                         .85%                  December 31, 2006              December 31
Lazard Retirement International
  Small Cap Portfolio                             .75%                  December 31, 2006              December 31
Lazard Retirement Emerging
  Markets Portfolio                              1.00%                  December 31, 2006              December 31

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

                                   APPENDIX C

                         LAZARD RETIREMENT SERIES, INC.
                        SHARES OUTSTANDING AND OWNERSHIP

       RECORD SHARES. As of the Record Date, each Portfolio of the Fund has the following number of shares of record outstanding and entitled to vote:



PORTFOLIO                                                               SHARES
----------                                                            ----------
Lazard Retirement Equity Portfolio                                       437,682
Lazard Retirement Small Cap Portfolio                                 19,429,106
Lazard Retirement International Equity Portfolio                       7,541,376
Lazard Retirement Emerging Markets Portfolio                           2,825,045


       CERTAIN   BENEFICIAL  OWNERS.  As  of  the  Record  Date,  the  following shareholders were known by the Fund to own of record 5% or more of a class of a Portfolio's outstanding voting securities:

                                                       Percentage of Total
Name and Address                                       Shares Outstanding
----------------                                       -------------------

EQUITY PORTFOLIO

Jefferson National Life Insurance Co.
Attn: Separate Accts.
9920 Corporate Campus Drive
Louisville, KY 40223                                          48%

CNA Insurance/Valley Forge Life
Attn: Investment Products
100 CNA Drive
Nashville, TN 37214                                           31%

American Express Financial Advisers
222 AXP Financial Center
Minneapolis, MN 55474                                          9%

Lazard Freres & Co.
30 Rockefeller Plaza, 57th Floor
New York, NY 10112                                             5%

SMALL CAP PORTFOLIO

The Ohio National Life Insurance Co.
FBO Separate Accounts
PO Box 237
Cincinnati, OH 45201                                          42%

The Travelers Insurance Co.
Attn: Shareholders Accounting Department
P.O. Box 990027
Hartford, CT 06199                                            16%

                                                       Percentage of Total
Name and Address                                       Shares Outstanding
----------------                                       -------------------

The Traveler's Life & Annuity Co.
Attn: Shareholder Accounting Department
P.O. Box 990027
Hartford, CT 06199                                            12%

Jefferson National Life Insurance Co.
Attn: Separate Accts.
9920 Corporate Campus Drive
Louisville, KY 40223                                          10%

Phoenix Life Insurance Company
10 Krey Boulevard
Rensselaer, NY 12144                                           5%

CNA Insurance/Valley Forge Life
Attn: Investment Products
100 CNA Drive
Nashville, TN 37214                                            5%

INTERNATIONAL EQUITY PORTFOLIO

American Express
Financial Advisers
222 AXP Financial Center
Minneapolis, MN 55474                                         93%

EMERGING MARKETS PORTFOLIO

The Ohio National
Life Insurance Co.
FBO Separate Accounts
P.O. Box 237
Cincinnati, OH 45201                                          76%

Lincoln Benefit Life
Nebraska Service Center
P.O. Box 80469
Lincoln, NE 68501                                             17%


Under  the  1940  Act,  a  shareholder  that  beneficially  owns,   directly  or
indirectly, more than 25% of a Portfolio's total outstanding shares may be deemed a "control person" (as defined in the 1940 Act) of the Portfolio.

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


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

                 -----------------------------------------------

                         LAZARD RETIREMENT SERIES, INC.

                 -----------------------------------------------

                       LAZARD RETIREMENT EQUITY PORTFOLIO
                      LAZARD RETIREMENT SMALL CAP PORTFOLIO
                LAZARD RETIREMENT INTERNATIONAL EQUITY PORTFOLIO
                  LAZARD RETIREMENT EMERGING MARKETS PORTFOLIO

Mark box at right if an address or comment has been noted on the reverse side of this card. /__/

NAME OF YOUR PORTFOLIO: ___________________________________

CONTROL NUMBER: _______________

Please be sure to sign and date this Proxy.            Date:  __________________


________________________________________________________________________________
Shareholder sign here                                        Co-owner sign here

INSTRUCTION: If you own shares in more than one Portfolio, please complete a separate proxy card for each Portfolio in which you hold shares.

/X/ PLEASE MARK VOTES AS IN THIS EXAMPLE


1. With respect to the proposal to approve a new Investment Management Agreement with Lazard Asset Management LLC

             For /_/      Against /_/     Abstain /_/

2a.    With  respect  to the  proposal  to elect  Mr.  Robert  M.  Solmson  as a
       Director:

             For /_/     Withhold Authority /_/

2b.    With respect to the proposal to elect Mr. Charles Carroll as a Director:

             For /_/     Withhold Authority /_/

3. In their discretion, on such other matters as may properly come before the meeting and any adjournment thereof.

RECORD DATE SHARES: _____________________

                         LAZARD RETIREMENT SERIES, INC.

                       LAZARD RETIREMENT EQUITY PORTFOLIO
                      LAZARD RETIREMENT SMALL CAP PORTFOLIO
                LAZARD RETIREMENT INTERNATIONAL EQUITY PORTFOLIO
                  LAZARD RETIREMENT EMERGING MARKETS PORTFOLIO

                SPECIAL MEETING OF SHAREHOLDERS - AUGUST 11, 2005
                 PROXY SOLICITED ON BEHALF OF BOARD OF DIRECTORS

The undersigned holder of shares of Lazard Retirement Equity Portfolio, Retirement Small Cap Portfolio, Lazard Retirement International Equity Portfolio and Lazard Retirement Emerging Markets Portfolio (the "Portfolios"), each a series of Lazard Retirement Series, Inc., a Maryland corporation (the "Fund"), hereby appoints Nathan A. Paul and Brian D. Simon, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Special Meeting of Shareholders of the Fund to be held at 30 Rockefeller Plaza, 58th Floor, New York, New York 10112, on Thursday, August 11, 2005, at 3:00 p.m., and at any and all adjournments thereof, and thereat to vote all shares of the Portfolios of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

      THIS PROXY IS SOLICITED BY THE FUND'S BOARD OF DIRECTORS AND WILL BE VOTED FOR THE PROPOSALS UNLESS OTHERWISE INDICATED. BY SIGNING THIS
     PROXY CARD, RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND
                        PROXY STATEMENT IS ACKNOWLEDGED.

        PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE
                               ENCLOSED ENVELOPE.

  Please sign exactly as name or names appear on this proxy. If stock is held jointly, each holder should sign. If signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title.

                            HAS YOUR ADDRESS CHANGED?

                            -------------------------

                            -------------------------

                            -------------------------